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                        Inflation-Indexed Securities Fund

                               SEMI-ANNUAL REPORT
                                 April 30, 1997

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND (FORMERLY THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND)

                            PORTFOLIO OF INVESTMENTS
                                 April 30, 1997
                                   (unaudited)

   Principal
    Amount                                                              Value
-------------                                                        -----------
               U.S. TREASURY NOTES (82.6%)
 $10,072,400   3.375%, 1/15/2007 (identified cost $10,065,720)...... $ 9,911,846
                                                                     -----------
               CANADIAN GOVERNMENT NOTES (6.1%)
 $ 1,025,540   4.25%, 12/1/2026 (identified cost $734,293) ......... $   735,261
                                                                     -----------
 $   600,000   REPURCHASE AGREEMENT (5.0%)
               J.P. Morgan & Co., 5.25%, 5/1/97
                 (Agreement dated 4/30/97 collateralized by
                    $600,000 U.S. Treasury Notes 6.000%, due
                    9/30/2000; $600,001 to be received upon
                    maturity) (identified cost $600,000)............ $   600,000
                                                                     -----------

TOTAL INVESTMENTS (identified cost $11,400,013)(a) .....  93.7%      $11,247,107
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .........   6.3           760,514
                                                         -----       -----------
NET ASSETS ............................................. 100.0%      $12,007,621
                                                         =====       ===========

----------
(a) The aggregate cost for federal income tax purposes is $ 11,400,013, the aggregate gross unrealized appreciation is $ 969 and the aggregate gross unrealized depreciation is $ 153,875, resulting in net unrealized depreciation of $152,906

                      See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND (FORMERLY THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND)

                       STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 1997
                                   (unaudited)

ASSETS:
   Investments in securities, at value
     (identified cost $11,400,013) (Note 1).....................  $  11,247,107
   Cash ........................................................         80,842
   Interest receivable .........................................        690,583
   Deferred organization expenses (Note 1)......................          1,038
                                                                  -------------
           Total Assets ........................................     12,019,570
                                                                  -------------

LIABILITIES:
   Payables for:
      Capital stock redeemed ...................................          6,200
      Expense payment fee (Note 2)..............................          4,735
      Administrative fee (Note 2)...............................          1,014
                                                                  -------------
           Total Liabilities ...................................         11,949
                                                                  -------------

NET ASSETS .....................................................  $  12,007,621
                                                                  =============

Net Assets Consist of:
     Paid-in capital............................................  $  12,674,342
     Undistributed net investment income........................            684
     Accumulated net realized loss..............................       (514,499)
     Net unrealized depreciation................................       (152,906)
                                                                  -------------

Net Assets .....................................................  $  12,007,621
                                                                  =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE
   ($12,007,621 / 1,268,499 shares).............................          $9.47
                                                                          =====

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND (FORMERLY THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND)

                             STATEMENT OF OPERATIONS
                     For the six months ended April 30, 1997
                                   (unaudited)

INVESTMENT INCOME:
 Income:
    Interest........................................................ $ 488,163
                                                                     ---------
 Expenses:
    Expense payment fee (Note 2)....................................    47,897
    Administrative fee (Note 2).....................................    10,402
    Amortization of organization expenses...........................     2,201
                                                                     ---------
       Total Expenses ..............................................    60,500
                                                                     ---------
       Net Investment Income .......................................   427,663
                                                                     ---------
NET REALIZED AND UNREALIZED LOSS (Notes 1 and 3):
    Net realized loss on investments ...............................   (43,068)
    Net change in unrealized appreciation
      on investments................................................  (257,176)
                                                                     ---------
      Net Realized and Unrealized Loss .............................  (300,244)
                                                                     ---------
    Net Increase in Net Assets Resulting from Operations ........... $ 127,419
                                                                     =========

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND (FORMERLY THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND)

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       For the         For the
                                                   six months ended  year ended
                                                    April 30, 1997   October 31,
                                                      (unaudited)       1996
                                                     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
      Net investment income ......................   $   427,663   $    662,482
      Net realized loss on investments ...........       (43,068)       (38,209)
      Net change in unrealized appreciation
        on investments ...........................      (257,176        (14,892)
                                                     -----------    -----------
        Net increase in net assets resulting
          from operations ........................       127,419        609,381
                                                     -----------   ------------
  Dividends and distributions declared from
     net investment income (Note 1) ..............      (427,385)      (662,076)
                                                     -----------   ------------
  Capital stock transactions (Note 4):
    Net proceeds from sales of capital stock .....     3,723,979     10,617,969
    Net asset value of capital stock issued
      to shareholders in reinvestment of
      distributions ..............................        98,356        376,190
    Net cost of capital stock redeemed ...........    (8,335,467)    (4,950,751)
                                                     -----------    -----------
     Net increase (decrease) in net assets
         resulting from capital stock transactions    (4,513,132)     6,043,408
                                                     -----------    -----------
        Total increase (decrease) in net assets ..    (4,813,098)     5,990,713

NET ASSETS:
  Beginning of period.............................    16,820,719     10,830,006
                                                     -----------    -----------
  End of period (including undistributed
     net investment income of $684 and $406,
     respectively)................................   $12,007,621    $16,820,719
                                                     ===========    ===========

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND (FORMERLY THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND)

                              FINANCIAL HIGHLIGHTS
           Selected per share data and ratios for a share outstanding throughout each period

                                               For the six                                               For the period
                                               months ended                                               July 23, 1992
                                                April 30,          For the years ended October 31,      (commencement of
                                                  1997         ---------------------------------------    operations) to
                                               (unaudited)      1996       1995       1994       1993    October 31, 1992
                                               -----------     -------    ------     -------    ------   ----------------
Net asset value, beginning of period..........     $9.67        $9.76      $9.37      10.17      $9.93       $10.00

Income from investment operations:
  Net investment income.......................      0.28         0.55       0.54       0.52       0.50         0.14
  Net realized and unrealized gain ...........     (0.20)       (0.09)      0.39      (0.74)      0.26        (0.09)

Less dividends and distributions (Note 1):
  From net investment income..................     (0.28)       (0.55)     (0.54)     (0.52)     (0.52)       (0.12)
  Net realized gains .........................       --           --         --       (0.05)       --           --
  In excess of net realized gains.............       --           --         --       (0.01)       --           --
                                                   -----        -----      -----      -----     ------        -----
Net asset value, end of period................     $9.47        $9.67      $9.76      $9.37     $10.17        $9.93
                                                   =====        =====      =====      =====     ======        =====
Total Return..................................      0.80%(1)     4.88%(1)  10.26%(1)  (2.23)%(1)  7.85%(1)     0.49%(1)

Ratios/Supplemental Data:
  Net assets, end of period (000's omitted)...   $12,008      $16,821    $10,830    $10,328     $9,729       $1,648
  Expenses as a percentage of average
    net assets................................      0.80%(1,2)   0.85%(1)   0.85%(1)   0.85%(1)   0.85%(1)     0.85%(1,2)
  Ratio of net investment income
    to average net assets.....................      5.61%(2)     5.73%      5.66%      5.29%      5.32%        6.23%(1,2)
  Portfolio turnover rate.....................       186%         114%       228%       129%       149%         207%


----------
(1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets would have been as follows:


     Ratio of expenses to average
       net assets..............................     1.42%(2)     1.40%      1.40%      1.46%      1.46%        6.99%(2)
     Total return..............................     0.18%        4.33%      9.71%     (2.84)%     7.24%       (5.65)%(2)

     Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1996 and 1995 reflect fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.42% and 1.43%, respectively.

(2)  Annualized.

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND (FORMERLY THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND)

                          NOTES TO FINANCIAL STATEMENTS
                                   (unaudited)

       1. Organization and Significant Accounting Policies. The 59 Wall Street Inflation-Indexed Securities Fund (formerly The 59 Wall Street Short/Intermediate Fixed Income Fund) (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992. Effective March 1, 1997, the Fund changed its name to The 59 Wall Street Inflation-Indexed Securities Fund.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

             Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from security transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

            C. Deferred Organization Expenses. Expenses incurred by the Fund in connection with its organization and initial public offering of its shares are being amortized on a straight-line basis over a five-year period.

            D. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

            E. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND (FORMERLY THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND)

                    NOTES TO FINANCIAL STATEMENTS (continued)
                                   (unaudited)

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Corporation has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets. Prior to March 1, 1997, the Adviser received from the Fund a fee accrued daily, and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year.

      Administrative Fee. The Corporation has an administration agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. Prior to March 1, 1997, the Administrator received from the Fund a fee accrued daily, and paid monthly at an annual rate equal to 0.15% of the Fund's average net assets, on an annualized basis for the Fund's then-current fiscal year. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the six months ended April 30, 1997, the Fund incurred $10,402 for administrative services.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.65% of the Fund's average daily net assets. Prior to March 1, 1997, under an agreement dated February 22, 1995, 59 Wall Street Administrators, Inc. received a fee from the Fund such that after such payment the aggregate expenses of the Fund did not exceed an agreed upon annual rate of 0.85% of the average daily net assets of the Fund. For the six months ended April 30, 1997, 59 Wall Street Administrators, Inc. incurred $96,713 in expenses, including investment advisory fees of $27,391 and shareholder servicing/eligible institution fees of $19,066, on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 1, 1997.

      3. Investment Transactions. For the six months ended April 30, 1997, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $26,155,486 and $21,237,790, respectively. Custody fees for the Fund paid pursuant to the expense payment agreement (see Note 2) were reduced by approximately $1,940 as a result of an expense offset arrangement with the Fund's custodian.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                                  For the six      For the year
                                                 months ended     ended October
                                                April 30, 1997       31, 1996
                                                ---------------   --------------
Capital stock sold...........................      391,578           1,102,127
Capital stock issued in connection with
  reinvestment of dividends
  and distributions                                  4,489              38,983
Capital stock repurchased....................     (866,837)           (511,651)
                                                  --------           ---------
Net increase (decrease)......................     (470,770)            629,459
                                                  ========           =========

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts 02116

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759



This   report  is   submitted   for  the   general
information of shareholders  and is not authorized
for  distribution to prospective  investors unless
preceded   or    accompanied   by   an   effective
prospectus.  Nothing  herein  contained  is  to be
considered an offer of sale or a  solicitation  of
an offer to buy shares of the Funds. Such offering
is made only by prospectus, which includes details
as  to   offering   price   and   other   material
information.